Exhibit 99.2

1 INVESTOR CALL 3Q 2024 October 22, 2024, 10:00am ET Webcast: www.smartbank.com (Investor Relations) Audio Only: 1 -833 -470 -1428 Access Code: 599429 Miller Welborn Chairman of the Board Billy Carroll President & CEO Ron Gorczynski CFO

Forward-Looking Statements This presentation may contain statements that are based on management’s current estimates or expectations of future events or future results, and that may be deemed to constitute forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements on SmartFinancial Inc.’s (“SmartFinancial”) business and financial results and conditions, are not historical in nature and can generally be identified by such words as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “may,” “estimate,” and similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results of SmartFinancial to differ materially from future results expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) risks associated with our growth strategy, including a failure to implement our growth plans or an inability to manage our growth effectively; (2) claims and litigation arising from our business activities and from the companies we acquire, which may relate to contractual issues, environmental laws, fiduciary responsibility, and other matters; (3) general risks related to our merger and acquisition activity, including risks associated with our pursuit of future acquisitions; (4) changes in management’s plans for the future; (5) prevailing, or changes in, economic or political conditions, particularly in our market areas, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; (6) our ability to anticipate interest rate changes and manage interest rate risk (including the impact of higher interest rates on macroeconomic conditions, competition, and the cost of doing business and the impact of interest rate fluctuations on our financial projections, models and guidance); (7) increased technology and cybersecurity risks, including generative artificial intelligence risks; (8) credit risk associated with our lending activities; (9) changes in loan demand, real estate values, or competition; (10) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (11) changes in accounting principles, policies, or guidelines; (12) changes in applicable laws, rules, or regulations; (13) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions; (14) potential impacts of adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; (15) significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; (16) the effects of war or other conflicts including the impacts related to or resulting from Russia’s military action in Ukraine or the conflict in Israel and surrounding areas; and (17) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in SmartFinancial’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www.sec.gov). Undue reliance should not be placed on forward-looking statements. SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise. DISCLOSURES 2 Non-GAAP Financial Measures Statements included in this presentation include measures not recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered Non-GAAP financial measures (“Non-GAAP”) and should be read along with the accompanying tables, which provide a reconciliation of Non-GAAP financial measures to GAAP financial measures. SmartFinancial management uses several Non-GAAP financial measures and ratios derived therefrom in its analysis of the Company's performance, including: (i) Operating earnings (ii) Operating noninterest income (iii) Operating noninterest expense (iv) Operating revenue (v) Operating pre-provision net revenue (“PPNR”) earnings (vi) Tangible common equity (vii) Tangible common equity (excluding Accumulated Other Comprehensive income (“AOCI”)) (viii) Average tangible common equity (ix) Tangible book value per common share (x) Tangible book value per common share (excluding AOCI) (xi) Tangible assets Operating earnings, operating noninterest income, operating noninterest expense, operating revenue and operating PPNR exclude non-operating related income and expense items from net income, noninterest income and noninterest expense, respectively. Tangible common equity and average tangible common equity excludes goodwill and other intangible assets from shareholders' equity and average shareholders' equity, respectively. Tangible common equity (excluding AOCI) excludes goodwill and other intangible assets from shareholders’ equity and accumulated other comprehensive income. Tangible book value per common share is tangible common equity divided by common shares outstanding. Tangible book value per common share (excluding AOCI) is tangible common equity (excluding AOCI) divided by common shares outstanding. Tangible assets excludes goodwill and other intangibles from total assets. A detailed reconciliation of these items and the ratios derived therefrom is available in the Non-GAAP reconciliations. Management believes that Non-GAAP financial measures provide additional useful information that allows investors to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers. Management also believes these Non-GAAP financial measures enhance investors' ability to compare period-to-period financial results and allow investors and company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Unless otherwise indicated, all financial data contained in this presentation is as of 9/30/24

QUARTERLY HIGHLIGHTS: *THIRD QUARTER 2024*

SmartFinancial

$0.54
Diluted Operating EPS[1]

$4.9
Billion in Total Assets

8.9%
QoQ[2] Annualized Tang. Book Value Per Share Growth (Excluding AOCI)[1,4]

16.0%
QoQ Annualized Organic Loan[3] Growth

0.74%
Operating Return on Average Assets[1]

0.5%
QoQ Annualized Deposit Growth

9.7%
Operating Return Average Tang. Common Equity[1]

86%
Loan / Deposit Ratio[3]

69%
Operating Efficiency Ratio[1]

0.26%
Non-Performing Assets / Assets

Diluted Earnings Per Share



$0.12
$0.43
$0.48
$0.46
$0.54
$0.54
3Q23
2Q24
3Q24
GAAP EPS
Diluted Operating EPS 1

Book Value Per Share



$26.28
$21.95
$19.94
$27.91
$23.18
$21.66
$28.89
$23.69
$22.67
3Q23
2Q24
3Q24
BV Per Share
TBV Per Share 1
AOCI Impact 1,4

Return on Average Assets



0.17%
0.60%
0.66%
0.64%
0.74%
0.74%
3Q23
2Q24
3Q24
GAAP ROAA
Operating ROAA 1

Return on Average Tangible Common Equity



2.4%
8.5%
8.9%
8.7%
9.7%
9.7%
3Q23
2Q24
3Q24
ROATCE
Operating ROATCE 1

Unless otherwise indicated, financial data as of or for the three months ended 9/30/24

1) *Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix*
2) *QoQ: Quarter-over-Quarter*
3) *"Loans" for purposes of this presentation includes all SmartFinancial loans and leases*
4) *AOCI: Accumulated Other Comprehensive Income*

3

$9,030 $9,140 $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $0.59 $0.54 $- $0 $0 $0 $0 $1 $1 $1 $1 $1 $31,482 $44,171 $( 5, 000) $5, 000 $15, 000 $25, 000 $35, 000 $45, 000 $55, 000 $2,382 $3,717 $(200) $300 $800 $1, 300 $1, 800 $2, 300 $2, 800 $3, 300 $3, 800 $4, 300 $2,805 $4,322 $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 $4, 500 $5, 000 0.31% 0.26% $- $0 $0 $0 $0 $0 4 GAAP KEY MEASURE TRENDS: $ in Thousands Net Income: Diluted Earnings Per Share: Total Revenue: Loans HFI: Deposits: NPAs / Assets: $ in Thousands $ in Millions $ in Millions Diluted Earnings Per Share: Net Income / Diluted Common Shares Outstanding Total Revenue: Net Interest Income + Total Non-Interest Income Loans HFI: Total Loans Held for Investment NPAs / Assets: Total Nonperforming Assets / Total Assets

$9,205 $9,140 $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $0.61 $0.54 $- $0 $0 $0 $0 $1 $1 $1 $1 $1 $11,766 $13,325 $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 1.14% 0.74% $- $0 $0 $0 $0 $0 $0 $0 13.69% 9.75% $- $0 $0 $0 $0 $0 $0 $0 $0 $0 $17.92 $22.67 $15 $16 $17 $18 $19 $20 $21 $22 $23 $24 5 NON-GAAP KEY MEASURE TRENDS1 : 1) Operating Earnings, Operating Diluted EPS, Operating PPNR, Operating ROAA, Operating ROATCE, Tangible Book Value Per Share and Tangible Common Equity are all Non-GAAP financial measures. For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix $ in Thousands Operating Earnings: Operating Diluted EPS: Operating PPNR: Operating ROAA: Operating ROATCE: Tangible Book Value Per Share: $ in Thousands Operating Diluted Earnings Per Share: Operating Earnings / Diluted Common Shares Outstanding Operating Pre-Provision Net Revenue: Net Interest Income + Operating Non-Interest Income – Operating Non-Interest Expense Operating Non-Interest Income: Non-Interest Income Adjusted for Non-Operating, Non-Recurring Items Operating Non-Interest Expense: Non-Interest Expense Adjusted for Non-Operating, Non-Recurring Items Operating Return on Average Assets: Operating Earnings / Average Assets Tangible Book Value Per Share: Tangible Common Equity / Total Common Shares Outstanding Tangible Common Equity: Total Common Equity Less Goodwill, Core Deposit and Other Intangibles Operating Earnings: Net Income Adjusted for Non-Operating, Non-Recurring Items Operating Return on Average Tangible Common Equity: Operating Earnings / Average Tangible Common Equity Tangible Common Equity: Total Common Equity Less Goodwill, Core Deposit and Other Intangibles $ in Thousands

SmartFinancial: *Expanding Southeast Franchise*

SmartFinancial

$4.9
Billion in Total Assets

$3.7
Billion in Total Loans

$4.3
Billion in Total Deposits

42
Total Branches


Nashville
Knoxville
Chattanooga
Huntsville
Birmingham
Tuscaloosa
Auburn
Montgomery
Dothan
Mobile
Pensacola
Panama City
Tallahassee
SmartBank Branch Offices

Act with integrity **Be enthusiastic** **Create positivity** **Demonstrate accountability** **Embrace change**

We are building a culture where Associates thrive and are empowered to be leaders. The core values that we have established as a company help us operate in unison and have become a critical part of our culture. Our Associates are key to SmartBank's success.

We will achieve our desired position to be the Southeast's next great community bank by:

CREATING "WOW" EXPERIENCES	EXHIBITING OVER-THE-TOP ENTHUSIASM AND POSITIVITY	DELIVERING EXCEPTIONAL, PROFESSIONAL & KNOWLEDGEABLE SERVICE

Voted Top Workplace, 7 years in a row![1]


TOP WORK PLACES 2023
knox news.
2022

1) Knox News Sentinel Top Workplaces survey

6

SMARTBANK JOURNEY: *LOOKING AHEAD*

SmartFinancial

Strategic Focus: Leverage Existing Infrastructure Investments to Drive Profitability and Optimize Efficiency

$ in Billions, unless otherwise indicated



Total Asset CAGR '15-'24: 19.6%
$1.0
$1.1
$1.7
$2.3
$2.4
$3.3
$4.6
$4.6
$4.8
$4.9
2015
2016
2017
2018
2019
2020
2021
2022
2023
Q3 '24

Validation:

- Focused on validating platform and substantiating market need
- Completed Cornerstone merger-of-equals
- Completed functional initial public offering
- Began expanding commercial banking product offering
- Quickly recognized the need for scale to spread operating cost over larger asset base

Scaling:

- Focused on building scale through asset growth with emphasis on fee revenue drivers
- Completed four bank acquisitions
- Acquired Fountain Equipment Finance
- Started dealer floor plan lending unit
- Expanded into seven new de novo markets
- Broadened Treasury Management and commercial banking product package
- Implemented several multi-year IT infrastructure projects
- Consolidated inconsistent legacy products, services and operational procedures

Leveraging:

- Focus on leveraging existing investments to efficiently deploy capital and enhance EPS and ROATCE
- Strategic hiring supported by existing infrastructure
- Further investment in commercial banking business
- Heightened focus on commercial sales process
- Targeted business relationship generation and client profitability profiles
- Operational and product enhancement in key areas (Treasury Management, digital capabilities, etc.)
- M&A focus shifted to strategics and/or "needle moving" opportunities

7

$( 500, 000) $- $500, 000 $1, 000, 000 $1, 500, 000 $2, 000, 000 MARKET AREA: BUILDING DENSITY IN ATTRACTIVE SOUTHEAST MARKETS 8 ► Producers: 44 ► Loans: 62% ► Deposits: 63% ► ’21-’24 Growth: 9% Tennessee Source: S&P Market Intelligence; U.S. Census; https://www.cnbc.com/americas-top-states-for-business/ 1) Producers includes relationship managers, market leaders and regional presidents responsible for meeting business production goals 2) Market loan and deposit percentages shown as a percentage of the total loans and deposits of SmartBank as of 9/30/24, respectively 3) 12/31/21 – 9/30/24 Compound Annualized Growth Rate based on market loan growth over the time period Profile by Market Area: Abundant Organic Opportunity US Population Migration: Strong Migration into Great Markets 1,2,3 ► Producers: 29 ► Loans: 22% ► Deposits: 28% ► ’21-’24 Growth: 22% Alabama ► Producers: 11 ► Loans: 16% ► Deposits: 9% ► ’21-’24 Growth: 12% Coastal July 1, 2022 to July 1, 2023 AMERICA’S TOP STATES FOR BUSINESS 2024 N. CAROLINA: #2 GEORGIA: #4 FLORIDA: #5 TENNESSEE: #8 S. CAROLINA: #19 ALABAMA: #20 Knoxville Nashville Huntsville Pensacola Birmingham Tallahassee Montgomery Chattanooga Mobile 1.1% 1,423,260 0.2% 137,299 0.2% 126,255 -43,330 1.1% Auburn Dothan Tuscaloosa Panama City

23% 23% 23% 23% 23% 26% 27% 27% 28% 28% 18% 19% 19% 20% 20% 11% 9% 9% 8% 8% 19% 19% 19% 19% 19% $3,379 $3,444 $3,478 $3,574 $3,717 3Q23 4Q23 1Q24 2Q24 3Q24 CRE, OO CRE, NOO C&I C&D Consumer RE Leases & Other $1,897 $2,382 $2,693 $3,254 $3,444 $3,478 $3,574 $3,717 5.43% 5.71% 5.80% 5.95% 3. 00% 4. 00% 5. 00% 6. 00% 7. 00% 8. 00% 9. 00% 10. 00% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 2019Y 2020Y 2021Y 2022Y 2023Y 1Q24 2Q24 3Q24 9 LOAN PORTFOLIO: SOLID MARKETS PROVIDING OPPORTUNITY Total Loans CAGR of 15% Since 2019 $ in Millions, unless otherwise indicated Average Loan Yield (excluding accretion & fees) Loan Composition History of Consistent Organic Growth

1-4 Family (NOO) 17% Resi/Comm Land Dev. 13% Resi/Comm Land 19% CRE (OO) 11% CRE (NOO) 24% Multifamily 22% Hotel & Hospitality 33% Retail Space 10% Office Space 11% Misc. 12% 10 LOAN CONCENTRATION: WELL BALANCED EXPOSURE Non-Owner Occupied CRE Exposure By Segment Highly Diversified with Seasoned Client Base Construction & Development Exposure By Type1 Concentration Risk Closely Monitored 1) 1-4 Family (OO) includes owner-occupied primary and secondary residence construction loans; 1-4 Family (NOO) includes speculative and investment property residential construction loans; Resi/Comm Land Dev. includes primary, secondary, investment and commercial land development loans; Resi/Comm Land includes residential and commercial improved and unimproved land loans; Multifamily includes 5 or more residential property loans; CRE (OO) includes construction loans for owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self storage and other commercial real estate; CRE (NOO) includes construction loans for non owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self storage and other commercial real estate 2) Outstanding principal balance shown $1.04 Billion2 - 28% of Total Loans $316 Million2 - 9% of Total Loans

$5,881 $9,735 $8,995 $9,975 $12,619 0.12% 0.20% 0.18% 0.20% 0.26% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 3Q23 4Q23 1Q24 2Q24 3Q24 Nonperforming Loans OREO & Other Repos Nonperforming Assets / Total Assets 285% 280% 275% 277% 288% 83% 72% 70% 63% 67% 0% 50% 100% 150% 200% 250% 150% 170% 190% 210% 230% 250% 270% 290% 310% 330% 350% 3Q23 4Q23 1Q24 2Q24 3Q24 CRE Loans / Capital C&D Loans / Capital $9,094 $13,828 $10,737 $10,299 $13,730 0.27% 0.40% 0.31% 0.29% 0.37% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 3Q23 4Q23 1Q24 2Q24 3Q24 Total Delinquent & Nonaccrual Loans & Leases Total Delinquent & Nonaccrual Loans & Leases / Total Loans & Leases 0.31% 0.37% 0.31% 0.28% 0.27% 0.04% 0.04% 0.09% 0.05% 0.15% - 0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 3Q23 4Q23 1Q24 2Q24 3Q24 Classified Loans and Leases / Total Loans & Leases Net Chargeoffs $33,687 $35,066 $34,203 $34,690 $35,609 1.00% 1.02% 0.98% 0.97% 0.96% 0.00% 0.50% 1.00% 1.50% 2.00% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 $22, 000 $24, 000 $26, 000 $28, 000 $30, 000 $32, 000 $34, 000 $36, 000 $38, 000 $40, 000 $42, 000 $44, 000 $46, 000 $48, 000 $50, 000 3Q23 4Q23 1Q24 2Q24 3Q24 Allowance for Credit Losses (ACL) ACL / Loans HFI 11 Credit Quality Delinquent and Nonaccruals / Total Loans Nonperforming Assets Commercial Real Estate Concentration ASSET QUALITY: STRONG UNDERWRITING PAYS DIVIDENDS $ in Thousands, unless otherwise indicated Allowance Reconciliation

22% 21% 21% 21% 20% 23% 24% 23% 23% 19% 42% 42% 44% 44% 43% 13% 13% 12% 12% 18% $4,247 $4,268 $4,394 $4,317 $4,322 3Q23 4Q23 1Q24 2Q24 3Q24 Noninterest Demand Interest-Bearing Demand Money Market and Savings Time Deposits $2,047 $2,805 $4,022 $4,077 $4,268 $4,394 $4,317 $4,322 2.00% 2.52% 2.56% 2.54% 0. 00% 1. 00% 2. 00% 3. 00% 4. 00% 5. 00% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 $4, 500 $5, 000 2019Y 2020Y 2021Y 2022Y 2023Y 1Q24 2Q24 3Q24 $3,717 12 DEPOSIT PORTFOLIO: DEFENDING DEPOSIT MARKET SHARE Total Deposits Loans to Deposits Ratio of 86% $ in Millions, unless otherwise indicated Average Total Deposit Cost Deposit Composition Complexion Change as Cost Optimization Occurs

$132 $143 $4 $43 $43 $126 $45 $73 $40 $- $- $50 $100 $150 $200 $250 $300 UST/Agency MBS Fixed ARM CMO Fixed CMO Float Agen CMBS Small Bus Municipal Corporate CDs 2.35%2.79% 2.94% 3.60% 3.59% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 3Q23 4Q23 1Q24 2Q24 3Q24 Sec. Yield (AFS/HTM) 13 SECURITIES DETAIL: STABLE CASHFLOW WITH INCREASING YIELDS $ in Millions, unless otherwise indicated Portfolio Summary Weighted Average Portfolio Yield Portfolio Mix by Book Value Risk Adverse Portfolio Designed for Liquidity $648 Million Book Value 3.49% Book Yield ($35) Million Unrealized Loss • ($20) Million in Available-for-Sale Securities (AFS) • ($15) Million in Held-to-Maturity (HTM) 5.3 Year Average Life 3.3 Year Effective Duration 82% / 18% (AFS / HTM) 1 1) Based on the weighted average of the AFS & HTM securities portfolio. Yields related to investment securities exempt from income taxes are stated on a taxable-equivalent basis assuming a federal income tax rate of 21.0%

14 REPRICING SCHEDULE: YIELD ENHANCEMENT ON THE HORIZON $197 Million in Fixed Rate Loans Yielding 4.76% Maturing by 2025 Year End $99 Million in Adjustable-Rate Loans Yielding 6.39% Maturing or Repricing by 2025 Year End $1.1 Billion in Variable Floating Rate Loans Yielding 7.53% Repricing Monthly $75 Million in Investment Portfolio Principal Cash Flow Yielding 4.02% Returning by 2025 Year End FYE 2027 & ($ in millions) 4Q24 1Q25 2Q25 3Q25 4Q25 2026 Beyond Loan Repricing Schedule: Fixed Rate Loans $ 49 $ 30 $ 31 $ 25 $ 63 $ 300 $ 1,477 Weighted Average Yield 5.35% 5.02% 4.79% 4.96% 4.10% 4.86% 5.15% Adjustable Rate Loans $ 16 $ 20 $ 24 $ 25 $ 14 $ 131 $ 429 Weighted Average Yield 6.72% 7.18% 6.93% 6.10% 4.47% 4.40% 5.58% Investment Cashflow Schedule: Principal Cashflow $ 16 $ 14 $ 18 $ 14 $ 13 $ 59 $ 497 Yield Roll-Off 3.99% 3.99% 4.31% 3.84% 3.86% 3.23% 3.43% Quarterly

Total Amount Net Available Used Availability Current On-Balance Sheet: Cash & Cash Equiv. $193 $0 $193 Unpledged Securities 122 0 122 Available Sources of Liquidity: Fed Funds 96 0 96 FHLB 542 174 368 FRB 424 0 424 HC LoC 35 5 30 Total Liquidity $1,412 $179 $1,233 106% 101% Peer Average SMBK 91% 86% Peer Average SMBK 15 LIQUIDITY OVERVIEW: PRUDENTLY MANAGING LIQUIDITY 1) Peer average based on most recently reported period results for each peer; peers include major exchange traded banks in the Southeast with assets between $2.0 billion and $8.0 billion 2) FRB discount window borrowing capacity shown as of September 30, 2024 Source: S&P Global Loan + Securities / Deposit Ratio (Most Recent Quarter Period End) Loan / Deposit Ratio (Most Recent Quarter Period End) Other Liquidity Sources Access to a Variety of Funding Robust Liquidity on Hand $1.2 Billion in Untapped Liquidity Sources $315 Million in On-Balance Sheet Liquidity 1.2x Liquidity to Uninsured Deposit Ratio 1 1 $ in Millions, unless otherwise indicated 2

$400 $352 $478 $343 $193 $667 $690 $655 $630 $629 13.9% 14.3% 13.2% 12.9% 12.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% $- $100 $200 $300 $400 $500 $600 $700 $800 $900 3Q23 4Q23 1Q24 2Q24 3Q24 Cash and Cash Equiv. Securities (AFS/HTM) Securities (AFS/HTM) / Total Assets $31,006 $31,517 $31,721 $32,814 $35,032 $7,492 $7,579 $7,034 $7,321 $9,139 $38,498 $39,096 $38,755 $40,135 $44,171 2.81% 2.86% 2.85% 2.97% 3.11% $18, 000 $23, 000 $28, 000 $33, 000 $38, 000 $43, 000 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 3Q23 4Q23 1Q24 2Q24 3Q24 Net Interest Income Operating Noninterest Income Net Interest Margin (FTE) 16 LIQUIDITY MANAGEMENT: NAVIGATING MARGIN PRESSURE Cash and Securities Margin / Operating Revenue2 1) Based on the weighted average of the AFS/HTM securities portfolio. Yields related to investment securities exempt from income taxes are stated on a taxable-equivalent basis assuming a federal income tax rate of 21.0% 2) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 2 $ in Millions, unless otherwise indicated $ in Thousands, unless otherwise indicated 3Q23 4Q23 1Q24 2Q24 3Q24 Cash Yield 5.26% 5.52% 5.53% 5.52% 5.41% Sec. Yield (AFS & HTM)1 2.35% 2.79% 2.94% 3.60% 3.59% Loans (less Accr. & Fees) 5.52% 5.61% 5.71% 5.80% 5.95% Loan Accr. & Fees 0.10% 0.07% 0.11% 0.06% 0.07% Loan Yield (incl. Accr. & Fees) 5.61% 5.68% 5.82% 5.87% 6.02% IE Asset Yield 4.99% 5.22% 5.36% 5.52% 5.65% NIM (FTE) 2.81% 2.86% 2.85% 2.97% 3.11%

INTEREST RATE SENSITIVITY

SmartFinancial

$ in Millions, unless otherwise indicated

Fixed vs. Variable Rate Loans

$2.0 Billion Fixed Rate Loans

$1.8 Billion Variable Rate Loans

- **$1.1** Billion Short-Term Variable Rate (Resetting within 1 - 3 Months)
- **$642** Million Long-Term Variable Rate (Resets > 3 Months)



$642
17%
$1,975
53%
$1,111
30%
Fixed Rate
LT Variable
ST Variable

$ in Thousands, unless otherwise indicated

Static Shock / Rate Ramp Analysis[1]



Interest Income % Change
$1,757 , 1.2%
$1,160 , 0.8%
$(2,078), -1.4%
Shock -200bps
Shock -100bps
Shock +100bps



Interest Income % Change
$2,073 , 1.4%
$1,207 , 0.8%
$(1,484), -1.0%
Ramp -200bps
Ramp -100bps
Ramp +100bps

1) Based on 12-month static rate shock and ramp analysis as of 9/30/24. These estimates of changes in SmartFinancial's net interest income require us to make certain assumptions including loan and mortgage-related investment prepayment speeds, reinvestment rate, deposit maturities and decay rates. These assumptions are inherently uncertain and, as a result, we cannot precisely predict the impact of changes in interest rates on net interest income. Although our analysis provides an indication of our interest rate risk exposure at a particular point in time, such estimates are not intended to, and do not, provide a precise forecast of the effect of changes in market interest rates and will differ from actual results

17

$7,492 $7,579 $7,034 $7,321 $9,139 3Q23 4Q23 1Q24 2Q24 3Q24 Service Charges on Deposit Accounts Mortgage Banking Income Investment Services Income Insurance Commissions Interchange Fees Other Noninterest Income 18 NONINTEREST REVENUE DETAILS: GROWING FEE INCOME Operating Noninterest Income1 Focused on Recurring Fee Income 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix Differentiated Revenue Streams Building a Family of Diversified Revenue Generators $ in Thousands, unless otherwise indicated

74% 73% 73% 72% 69% 3Q23 4Q23 1Q24 2Q24 3Q24 Operating Efficiency Ratio $28,406 $28,770 $28,553 $29,201 $30,846 3Q23 4Q23 1Q24 2Q24 3Q24 Salaries & Benefits Occupancy & Equipment Data Processing & Technology Professional Services Amortization of Intangibles Other Noninterest Expense 19 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix OPERATING EXPENSE: FOCUS ON EXPENSE CONTAINMENT Operating Efficiency Ratio1 Operating Noninterest Expense1 1 $ in Thousands, unless otherwise indicated

$16.82 $17.92 $19.26 $19.09 $20.76 $22.67 $16.80 $17.77 $19.17 $21.18 $22.29 $23.69 $8. 00 $10. 00 $12. 00 $14. 00 $16. 00 $18. 00 $20. 00 $22. 00 $24. 00 2019Y 2020Y 2021Y 2022Y 2023Y 3Q24 TBV Per Share Adj. TBV Per Share (Excl. AOCI) 7.2% 7.5% 7.4% 7.7% 8.0% 3Q23 4Q23 1Q24 2Q24 3Q24 10.1% 10.2% 10.2% 10.1% 10.1% 3Q23 4Q23 1Q24 2Q24 3Q24 8.1% 8.3% 8.2% 8.3% 8.4% 3Q23 4Q23 1Q24 2Q24 3Q24 11.9% 11.9% 11.9% 11.7% 11.6% 3Q23 4Q23 1Q24 2Q24 3Q24 CAPITAL: WELL CAPITALIZED – BUILDING BOOK VALUE 1) Tangible Common Equity / Tangible Assets is a non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 20 Note: Capital ratio data as of the most recent period ended 9/30/24 TCE / TA1 CET1 Ratio Total Capital Ratio Leverage Ratio Basel III Regulatory Capital Minimum To Be Considered “Well Capitalized” Building Shareholder Value Tangible Book Value Per Share (TBVPS)1 $6.89 TBVPS1 Created 2019 – Q3 2024 (Excluding Accumulated Other Comprehensive Income) $0.08 2024 Per Share Quarterly Dividend 5% Well Capitalized 10% Well Capitalized 6.5% Well Capitalized 1 1

WHY SMARTBANK: INVESTMENT HIGHLIGHTS 21 Franchise Scarcity Value – Building Southeast Density Engaged Management Team Stable Markets Experiencing Population Expansion Valuable Deposit Base Growing Business Lines with Revenue Diversification Solid Credit Quality and Underwriting History of Defending Book Value and Delivering Shareholder Value $

APPENDIX 22

2Q24 3Q23 ($ in thousands, except per share data) 3Q24 2Q24 3Q23 % Chg. % Chg. Net Interest Income $ 35,032 $ 32,814 $ 31,006 7% 13% Provision for Credit Losses 2,575 883 795 Noninterest Income 9,139 7,604 691 20% 1223% Noninterest Expense 30,846 29,201 28,516 6% 8% Income Tax Expense 1,610 2,331 319 Net Income (GAAP) $ 9,140 $ 8,003 $ 2,067 14% 342% Non-GAAP Reconciliations Noninterest Income - (283) 6,801 Noninterest Expense - - 110 Income Tax Effect Of Adjustments - 73 (1,785) Operating Earnings (Non-GAAP) $ 9,140 $ 7,793 $ 7,193 17% 27% Operating PPNR Earnings (Non-GAAP) $ 13,325 $ 10,934 $ 10,092 22% 32% 2Q24 3Q23 Non-GAAP Performance Metrics 3Q24 2Q24 3Q23 % Chg. % Chg. Diluted Operating Earnings Per Share $ 0.54 $ 0.46 $ 0.43 18% 28% Tangible Book Value Per Common Share $ 22.67 $ 21.66 $ 19.94 5% 14% Operating Return on Average Assets 0.74% 0.64% 0.60% Operating PPNR Return on Average Assets 1.08% 0.90% 0.84% Operating Return on Average Tang. Common Equity 9.7% 8.7% 8.5% Operating Efficiency Ratio 69.3% 72.1% 73.6% 3Q24 vs. 3Q24 vs. 23 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix; percentage change may differ due to rounding INCOME STATEMENT: DETAILED THIRD QUARTER RESULTS

NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, unless otherwise indicated

	3Q24	2Q24	1Q24	4Q23	3Q23	2Q23	1Q23	4Q22
Operating Earnings								
Net Income (GAAP)	$ 9,140	$ 8,003	$ 9,358	$ 6,190	$ 2,067	$ 8,836	$ 11,500	$ 13,004
Noninterest Income:								
Securities (Gains) Losses	-	-	-	-	6,801	-	-	(144)
Gain on Sale of Branch Building / ADECA Termination Proceeds	-	(283)	(1,346)	-	-	-	-	-
Noninterest Expenses:								
Donation of a Former Branch Location	-	-	-	250	-	-	-	-
Accruals For Pending Litigation	-	-	-	675	-	-	-	-
Merger Related And Restructuring Expenses	-	-	-	-	110	-	-	(45)
Income Taxes:								
Income Tax Effect Of Adjustments	-	73	348	(239)	(1,785)	-	-	49
Operating Earnings (Non-GAAP)	$ 9,140	$ 7,793	$ 8,360	$ 6,876	$ 7,193	$ 8,836	$ 11,500	$ 12,864
Operating Earnings Per Common Share (Non-GAAP):								
Basic	$ 0.55	$ 0.47	$ 0.50	$ 0.41	$ 0.43	$ 0.53	$ 0.69	$ 0.77
Diluted	0.54	0.46	0.49	0.41	0.43	0.52	0.68	0.76
Operating Noninterest Income								
Noninterest Income (GAAP)	$ 9,139	$ 7,604	$ 8,380	$ 7,579	$ 691	$ 7,130	$ 6,925	$ 7,125
Securities (Gains) Losses	-	-	-	-	6,801	-	-	(144)
Gain on Sale of Branch Building / ADECA Termination Proceeds	-	(283)	(1,346)	-	-	-	-	-
Operating Noninterest Income (Non-GAAP)	$ 9,139	$ 7,321	$ 7,034	$ 7,579	$ 7,492	$ 7,130	$ 6,925	$ 6,981
Operating Noninterest Expense								
Noninterest Expense (GAAP)	$ 30,846	$ 29,201	$ 28,553	$ 29,695	$ 28,516	$ 27,410	$ 27,529	$ 27,416
Donation of a Former Branch Location	-	-	-	(250)	-	-	-	-
Accruals For Pending Litigation	-	-	-	(675)	-	-	-	-
Merger Related And Restructuring Expenses	-	-	-	-	(110)	-	-	45
Operating Noninterest Expense (Non-GAAP)	$ 30,846	$ 29,201	$ 28,553	$ 28,770	$ 28,406	$ 27,410	$ 27,529	$ 27,461
Operating Revenue								
Net Interest Income (GAAP)	$ 35,032	$ 32,814	$ 31,721	$ 31,517	$ 31,006	$ 31,575	$ 35,982	$ 37,612
Operating Noninterest Income (Non-GAAP)	9,139	7,321	7,034	7,579	7,492	7,130	6,925	6,981
Operating Revenue (Non-GAAP)	44,171	40,135	38,755	39,096	38,498	38,705	42,907	44,593
Operating Pre-Provision Net Revenue ("PPNR") Earnings								
Operating Revenue (Non-GAAP)	$ 44,171	$ 40,135	$ 38,755	$ 39,096	$ 38,498	$ 38,705	$ 42,907	$ 44,593
Operating Noninterest Expense (Non-GAAP)	(30,846)	(29,201)	(28,553)	(28,770)	(28,406)	(27,410)	(27,529)	(27,461)
Operating PPNR Earnings (Non-GAAP)	$ 13,325	$ 10,934	$ 10,202	$ 10,326	$ 10,092	$ 11,295	$ 15,378	$ 17,132
Non-GAAP Return Ratios								
Operating Return On Average Assets (Non-GAAP)(1)	0.74%	0.64%	0.69%	0.57%	0.60%	0.75%	0.97%	1.10%
Operating PPNR Return On Average Assets (Non-GAAP)(2)	1.08%	0.90%	0.84%	0.86%	0.84%	0.96%	1.30%	1.46%
Return On Average Tangible Common Equity (Non-GAAP)(3)	9.75%	8.94%	10.62%	7.18%	2.43%	10.57%	14.45%	16.65%
Operating Return On Average Shareholders' Equity (Non-GAAP)(4)	7.60%	6.72%	7.29%	6.07%	6.41%	7.98%	10.79%	12.15%
Operating Return On Average Tangible Common Equity (Non-GAAP)(5)	9.75%	8.70%	9.49%	7.98%	8.46%	10.57%	14.45%	16.47%
Operating Efficiency Ratio								
Efficiency Ratio (GAAP)	69.83%	72.25%	71.20%	75.95%	89.96%	70.82%	64.16%	61.28%
Adjustment For Taxable Equivalent Yields	(0.55%)	(0.63%)	(0.17%)	(0.18%)	(0.27%)	(0.18%)	(0.14%)	(0.22%)
Adjustment For Securities (Gains) Losses	-	-	-	-	(15.89%)	-	-	0.20%
Adjustment For Sale of Branch Building	-	0.51%	2.46%	-	-	-	-	-
Adjustment For Donation of a Former Branch Location	-	-	-	(0.64%)	-	-	-	-
Adjustment For Accruals For Pending Litigation	-	-	-	(1.72%)	-	-	-	-
Adjustment For Merger Expenses	-	-	-	-	(0.20%)	-	-	0.10%
Operating Efficiency Ratio (Non-GAAP)	69.28%	72.13%	73.50%	73.41%	73.60%	70.64%	64.02%	61.36%

1. Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets.
2. Operating PPNR return on average assets (Non-GAAP) is the annualized operating PPNR earnings (Non-GAAP) divided by average assets.
3. Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP).
4. Operating return on average shareholders' equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity.
5. Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP).

Note: Totals may not add due to rounding

24

Non-GAAP Reconciliation

$ in Thousands, unless otherwise indicated

	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20
Operating Earnings								
Net Income (GAAP)	$ 11,543	$ 10,215	$ 8,259	$ 6,655	$ 9,600	$ 8,778	$ 9,756	$ 9,030
Noninterest Income:								
Securities (Gains) Losses	-	-	-	-	(45)	-	-	-
Gain on Sale of Branch Building / ADECA Termination Proceeds	-	-	-	-	-	-	-	(465)
Noninterest Expenses:								
Donation of a Former Branch Location	-	-	-	-	-	-	-	-
Accruals For Pending Litigation	-	-	-	-	-	-	-	-
Merger Related And Restructuring Expenses	87	81	439	2,762	464	372	103	702
Income Taxes:								
Income Tax Effect Of Adjustments	(22)	(21)	(113)	(713)	(108)	(96)	(27)	(62)
Operating Earnings (Non-GAAP)	$ 11,608	$ 10,275	$ 8,585	$ 8,704	$ 9,911	$ 9,054	$ 9,832	$ 9,205
Operating Earnings Per Common Share (Non-GAAP):								
Basic	$ 0.69	$ 0.61	$ 0.51	$ 0.52	$ 0.64	$ 0.60	$ 0.65	$ 0.61
Diluted	0.69	0.61	0.51	0.52	0.63	0.60	0.65	0.61
Operating Noninterest Income								
Noninterest Income (GAAP)	$ 6,250	$ 7,229	$ 7,111	$ 6,806	$ 6,309	$ 5,143	$ 5,691	$ 4,976
Securities (Gains) Losses	-	-	-	-	(45)	-	-	-
Gain on Sale of Branch Building / ADECA Termination Proceeds	-	-	-	-	-	-	-	(465)
Operating Noninterest Income (Non-GAAP)	$ 6,250	$ 7,229	$ 7,111	$ 6,806	$ 6,264	$ 5,143	$ 5,691	$ 4,511
Operating Noninterest Expense								
Noninterest Expense (GAAP)	$ 27,230	$ 25,926	$ 25,718	$ 27,823	$ 23,309	$ 20,797	$ 19,464	$ 19,953
Donation of a Former Branch Location	-	-	-	-	-	-	-	-
Accruals For Pending Litigation	-	-	-	-	-	-	-	-
Merger Related And Restructuring Expenses	(87)	(81)	(439)	(2,762)	(464)	(372)	(103)	(702)
Operating Noninterest Expense (Non-GAAP)	$ 27,143	$ 25,845	$ 25,279	$ 25,061	$ 22,845	$ 20,425	$ 19,361	$ 19,251
Operating Revenue								
Net Interest Income (GAAP)	$ 36,708	$ 33,062	$ 30,118	$ 29,855	$ 30,382	$ 26,897	$ 26,260	$ 26,506
Operating Noninterest Income (Non-GAAP)	6,250	7,229	7,111	6,806	6,264	5,143	5,691	4,511
Operating Revenue (Non-GAAP)	42,958	40,291	37,229	36,661	36,646	32,040	31,951	31,017
Operating Pre-Provision Net Revenue ("PPNR") Earnings								
Operating Revenue (Non-GAAP)	$ 42,958	$ 40,291	$ 37,229	$ 36,661	$ 36,646	$ 32,040	$ 31,951	$ 31,017
Operating Noninterest Expense (Non-GAAP)	(27,143)	(25,845)	(25,279)	(25,061)	(22,845)	(20,425)	(19,361)	(19,251)
Operating PPNR Earnings (Non-GAAP)	$ 15,815	$ 14,446	$ 11,950	$ 11,600	$ 13,801	$ 11,615	$ 12,590	$ 11,766
Non-GAAP Return Ratios								
Operating Return On Average Assets (Non-GAAP)[1]	0.96%	0.88%	0.76%	0.77%	1.00%	1.01%	1.19%	1.14%
Operating PPNR Return On Average Assets (Non-GAAP)[2]	1.30%	1.23%	1.05%	1.03%	1.39%	1.30%	1.52%	1.45%
Return On Average Tangible Common Equity (Non-GAAP)[3]	14.36%	13.02%	10.39%	8.18%	12.84%	12.54%	14.41%	13.43%
Operating Return On Average Shareholders' Equity (Non-GAAP)[4]	10.83%	9.82%	8.14%	8.09%	10.01%	9.83%	11.05%	10.34%
Operating Return On Average Tangible Common Equity (Non-GAAP)[5]	14.44%	13.09%	10.80%	10.70%	13.26%	12.93%	14.53%	13.69%
Operating Efficiency Ratio								
Efficiency Ratio (GAAP)	63.39%	64.35%	69.08%	75.89%	63.53%	64.91%	60.92%	63.38%
Adjustment For Taxable Equivalent Yields	(0.25%)	(0.27%)	(0.31%)	(0.32%)	(0.25%)	(0.30%)	(0.28%)	(0.30%)
Adjustment For Securities (Gains) Losses	-	-	-	-	(0.08%)	-	-	-
Adjustment For Sale of Branch Building	-	-	-	-	-	-	-	-
Adjustment For Donation of a Former Branch Location	-	-	-	-	-	-	-	-
Adjustment For Accruals For Pending Litigation	-	-	-	-	-	-	-	-
Adjustment For Merger Expenses	(0.21%)	(0.20%)	(1.17%)	(7.50%)	(1.10%)	(1.15%)	(0.32%)	(2.22%)
Operating Efficiency Ratio (Non-GAAP)	62.93%	63.88%	67.60%	68.07%	62.09%	63.46%	60.32%	60.86%

1. *Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets.*
2. *Operating PPNR return on average assets (Non-GAAP) is the annualized operating PPNR earnings (Non-GAAP) divided by average assets.*
3. *Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP).*
4. *Operating return on average shareholders' equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity.*
5. *Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP).*

Note: Totals may not add due to rounding

SmartFinancial

25

NON-GAAP RECONCILIATION

$ in Thousands, unless otherwise indicated

	3Q24	2Q24	1Q24	4Q23	3Q23	2Q23	1Q23	4Q22
Tangible Common Equity:								
Shareholders' Equity (GAAP)	$ 489,023	$ 472,465	$ 466,796	$ 459,886	$ 446,652	$ 444,847	$ 443,399	$ 432,452
Less Goodwill And Other Intangible Assets	105,324	105,929	106,537	107,148	107,792	108,439	109,114	109,772
Tangible Common Equity (Non-GAAP)	$ 383,699	$ 366,536	$ 360,259	$ 352,738	$ 338,860	$ 336,408	$ 334,285	$ 322,680
Average Tangible Common Equity:								
Average Shareholders' Equity (GAAP)	$ 478,642	$ 466,371	$ 461,148	$ 449,526	$ 445,432	$ 444,283	$ 432,382	$ 420,037
Less Goodwill And Other Intangible Assets	105,701	106,301	106,920	107,551	108,194	108,851	109,537	110,206
Average Tangible Common Equity (Non-GAAP)	$ 372,941	$ 360,070	$ 354,228	$ 341,975	$ 337,238	$ 335,432	$ 322,845	$ 309,831
Tangible Book Value Per Common Share:								
Book Value Per Common Share (GAAP)	$ 28.89	$ 27.91	$ 27.37	$ 27.07	$ 26.28	$ 26.16	$ 26.08	$ 25.59
Adjustment Due To Goodwill And Other Intangible Assets	(6.22)	(6.25)	(6.25)	(6.31)	(6.34)	(6.38)	(6.42)	(6.50)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 22.67	$ 21.66	$ 21.12	$ 20.76	$ 19.94	$ 19.78	$ 19.66	$ 19.09
Tangible Common Equity To Tangible Assets:								
Total Assets (GAAP)	$ 4,908,934	$ 4,891,009	$ 4,954,690	$ 4,829,387	$ 4,797,171	$ 4,745,800	$ 4,769,805	$ 4,637,498
Less Goodwill And Other Intangibles	105,324	105,929	106,537	107,148	107,792	108,439	109,114	109,772
Tangible Assets (Non-GAAP)	$ 4,803,610	$ 4,785,080	$ 4,848,153	$ 4,722,239	$ 4,689,379	$ 4,637,361	$ 4,660,691	$ 4,527,726
Tangible Common Equity To Tangible Assets (Non-GAAP):	7.99%	7.66%	7.43%	7.47%	7.23%	7.25%	7.17%	7.13%

1. *Tangible book value per share (Non-GAAP) is computed by dividing total stockholder's equity, less goodwill and other intangible assets, by common shares outstanding.*

Note: Totals may not add due to rounding

26

NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, unless otherwise indicated

	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20
Tangible Common Equity:								
Shareholders' Equity (GAAP)	$ 414,711	$ 420,427	$ 420,042	$ 429,430	$ 424,720	$ 373,393	$ 364,058	$ 357,168
Less Goodwill And Other Intangible Assets	110,460	104,582	105,215	105,852	104,930	90,966	86,350	86,471
Tangible Common Equity (Non-GAAP)	$ 304,251	$ 315,845	$ 314,827	$ 323,578	$ 319,790	$ 282,427	$ 277,708	$ 270,697
Average Tangible Common Equity:								
Average Shareholders' Equity (GAAP)	$ 425,365	$ 419,726	$ 427,945	$ 426,808	$ 392,798	$ 369,325	$ 360,919	$ 354,026
Less Goodwill And Other Intangible Assets	106,483	104,986	105,617	104,193	96,250	88,551	86,424	86,561
Average Tangible Common Equity (Non-GAAP)	$ 318,882	$ 314,740	$ 322,328	$ 322,615	$ 296,548	$ 280,774	$ 274,495	$ 267,465
Tangible Book Value Per Common Share:								
Book Value Per Common Share (GAAP)	$ 24.56	$ 24.88	$ 24.86	$ 25.56	$ 25.28	$ 24.71	$ 24.10	$ 23.64
Adjustment Due To Goodwill And Other Intangible Assets	(6.54)	(6.19)	(6.23)	(6.30)	(6.25)	(6.02)	(5.71)	(5.72)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 18.02	$ 18.69	$ 18.64	$ 19.26	$ 19.03	$ 18.69	$ 18.39	$ 17.92
Tangible Common Equity To Tangible Assets:								
Total Assets (GAAP)	$ 4,796,911	$ 4,788,113	$ 4,718,579	$ 4,611,579	$ 4,384,031	$ 3,654,356	$ 3,557,203	$ 3,304,949
Less Goodwill And Other Intangibles	110,460	104,582	105,215	105,852	104,930	90,966	86,350	86,471
Tangible Assets (Non-GAAP)	$ 4,686,451	$ 4,683,531	$ 4,613,364	$ 4,505,727	$ 4,279,101	$ 3,563,390	$ 3,470,853	$ 3,218,478
Tangible Common Equity To Tangible Assets (Non-GAAP):	6.49%	6.74%	6.82%	7.18%	7.47%	7.93%	8.00%	8.41%

1. *Tangible book value per share (Non-GAAP) is computed by dividing total stockholder's equity, less goodwill and other intangible assets, by common shares outstanding.*

Note: Totals may not add due to rounding

27

NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, unless otherwise indicated

	2023Y	2022Y	2021Y	2020Y	2019Y	2018Y
Tangible Common Equity (Excluding AOCI):						
Shareholders' Equity (GAAP)	$ 459,886	$ 432,452	$ 429,430	$ 357,168	$ 312,747	$ 283,011
Less Goodwill And Other Intangible Assets	107,148	109,772	105,852	86,471	77,193	79,034
Tangible Common Equity (Non-GAAP)	$ 352,738	$ 322,680	$ 323,578	$ 270,697	$ 235,554	$ 203,977
Less Adjustment Due to AOCI (Loss)	(25,907)	(35,324)	1,443	2,183	168	(2,765)
Tangible Common Equity (Excl. AOCI) (Non-GAAP)	$ 378,645	$ 358,004	$ 322,135	$ 268,514	$ 235,386	$ 206,742
Tangible Book Value Per Common Share (Excluding AOCI):						
Book Value Per Common Share (GAAP)	$ 27.07	$ 25.59	$ 25.56	$ 23.64	$ 22.33	$ 20.31
Adjustment Due To Goodwill And Other Intangible Assets	(6.31)	(6.50)	(6.30)	(5.72)	(5.51)	(5.67)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 20.76	$ 19.09	$ 19.26	$ 17.92	$ 16.82	$ 14.64
Less Adjustment Due to AOCI (Loss)	(1.52)	(2.09)	0.09	0.14	0.01	(0.20)
Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP)	$ 22.29	$ 21.18	$ 19.17	$ 17.77	$ 16.80	$ 14.84

	3Q24	2Q24	1Q24	4Q23	3Q23	2Q23
Tangible Common Equity (Excluding AOCI):						
Shareholders' Equity (GAAP)	$ 489,023	$ 472,465	$ 466,796	$ 459,886	$ 446,652	$ 444,847
Less Goodwill And Other Intangible Assets	105,324	105,929	106,537	107,148	107,792	108,439
Tangible Common Equity (Non-GAAP)	$ 383,699	$ 366,536	$ 360,259	$ 352,738	$ 338,860	$ 336,408
Less Adjustment Due to AOCI (Loss)	(17,349)	(25,798)	(27,425)	(25,907)	(34,156)	(35,017)
Tangible Common Equity (Excl. AOCI) (Non-GAAP)	$ 401,048	$ 392,334	$ 387,684	$ 378,645	$ 373,016	$ 371,425
Tangible Book Value Per Common Share (Excluding AOCI):						
Book Value Per Common Share (GAAP)	$ 28.89	$ 27.91	$ 27.37	$ 27.07	$ 26.28	$ 26.16
Adjustment Due To Goodwill And Other Intangible Assets	(6.22)	(6.25)	(6.25)	(6.31)	(6.34)	(6.38)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 22.67	$ 21.66	$ 21.12	$ 20.76	$ 19.94	$ 19.78
Less Adjustment Due to AOCI (Loss)	(1.02)	(1.52)	(1.61)	(1.52)	(2.01)	(2.06)
Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP)	$ 23.69	$ 23.18	$ 22.73	$ 22.29	$ 21.95	$ 21.84

1. *Tangible book value per share (Non-GAAP) is computed by dividing total stockholder's equity, less goodwill and other intangible assets, by common shares outstanding.*

Note: Totals may not add due to rounding

28

CONTACT 29 Billy Carroll President & CEO 865.868.0613 Billy.Carroll@smartbank.com Miller Welborn Chairman 423.385.3067 Miller.Welborn@smartbank.com 5401 Kingston Pike, Suite 600 Knoxville, TN 37919 Ron Gorczynski Chief Financial Officer 865.437.5724 Ron.Gorczynski@smartbank.com

30